UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-23365                 33-0840184
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by NewGen Technologies, Inc. (the "Company"), related to events that occurred on July 29, 2005. The only portion of such Form 8-K being amended is to modify Item
9.01 to provide the financial statements of the business acquired required to be filed thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      Audited Financial Statements of ReFuel America, Inc. as of June 30, 2005 and for the period from June 1, 2005 (inception) through June 30, 2005

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
10.1 Share Exchange Agreement by and among Bongiovi Entertainment, Inc., ReFuel America, Inc. and the shareholders of ReFuel America, Inc.
10.2 Management Services Agreement by and between Bongiovi Entertainment, Inc. and Sarmatan Developments Ltd.
10.3        Warrant issued to Frank Crivello SEP IRA dated August 2, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWGEN TECHNOLOGIES, INC.


Dated: October 18, 2005                 By: /s/ Bruce Wunner
                                            ------------------------------------
                                        Name:  Bruce Wunner
                                        Title: Chief Executive Officer

                              REFUEL AMERICA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

                                                                           Page
                                                                           ----

Report of Independent Registered Public Accounting Firm                      1

Balance sheet as of June 30, 2005                                            2

Statement of operations for the period from June 1, 2005 (inception)
   through June 30, 2005                                                     3

Statement of changes in shareholders' deficiency for the period
   from June 1, 2005 (inception) through June 30, 2005                       4

Statement of cash flows for the period from June 1, 2005 (inception)         5
   through June 30, 2005

Notes to financial statements as of June 30, 2005                         6 - 11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and shareholders of:
Refuel America, Inc. (a development stage company)

We have audited the accompanying balance sheet of Refuel America, Inc. (a development stage company), (the "Company") as of June 30, 2005 and the related statements of operations, stockholders' deficiency and cash flows for the period from June 1, 2005 (inception) through June 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Refuel America, Inc. (a development stage company) and as of June 30, 2005 and the results of its operations and its cash flows for the period from June 1, 2005 (inception) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has a working capital deficiency of $1,361,357 and a shareholders' deficiency of $1,361,357 as of June 30, 2005 and a net loss of $1,510,535 for the period from June 1, 2005 (inception) through June 30, 2005. These matters raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ WEINBERG & COMPANY, P.A.
WEINBERG & COMPANY, P.A.

Boca Raton, Florida
September 23, 2005

                              REFUEL AMERICA, INC.
                         (A Development Stage Company)
                                  Balance Sheet

                                  June 30, 2005

                                     Assets

Current assets:
    Cash                                                                 $        50
                                                                         -----------

                    Total assets                                         $        50
                                                                         ===========

                       Liabilities and Shareholders' Deficiency
Current liabilities:
    Accounts payable and accrued expenses - related parties              $   705,453
    Accounts payable and accrued expenses - other                            339,454
    Note payable, related party                                              316,500
                                                                         -----------
                    Total liabilities                                      1,361,407
                                                                         -----------

    Common stock, $0.0001 par value; 100,000,000 shares authorized,
       28,135,033 shares issued and outstanding                                2,814
    Additional paid-in capital                                               211,977
    Common stock subscriptions receivable                                     (2,771)
    Deferred equity based expenses                                           (62,842)
    Deficit accumulated during the development stage                      (1,510,535)
                                                                         -----------

                 Total shareholders' deficiency                           (1,361,357)
                                                                         -----------

                    Total liabilities and shareholders' deficiency       $        50
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                              REFUEL AMERICA, INC.
                         (A Development Stage Company)
                            Statement of Operations
       For the Period From June 1, 2005 (Inception) Through June 30, 2005

Revenues                                                           $         --
                                                                   ------------

General and administrative expenses                                   1,499,397
                                                                   ------------

Loss from operations                                                 (1,499,397)
                                                                   ------------

Other (expenses)
    Interest (expense)                                                  (11,138)
                                                                   ------------
       Total other (expenses)                                           (11,138)
                                                                   ------------

Loss before income taxes                                             (1,510,535)

    Income tax provision                                                     --
                                                                   ------------

Net loss                                                           $ (1,510,535)
                                                                   ============

Loss per share - basic and diluted                                 $      (0.05)
                                                                   ============

Weighted average number of common shares outstanding                 27,824,075
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                              REFUEL AMERICA, INC.
                         (A Development Stage Company)
                Statement of Changes in Shareholders Deficiency
       For the Period From June 1, 2005 (Inception) Through June 30, 2005


                                                                              Additional      Common Stock        Deferred
                                                   Common Stock                 Paid-In      Subscriptions      Equity Based
                                              Shares           Amount           Capital        Receivable         Expenses
                                           ------------     ------------     ------------     ------------      ------------
Balance at June 01, 2005 (inception)                 --     $         --     $         --     $         --      $         --

   Issuance of shares of common stock        27,711,000            2,771               --           (2,771)               --
      to founders in exchange for
      subscriptions receivable

   Issuance of shares of common stock           424,033               43          211,977               --           (62,842)
    in exchange for services and
    expense reimbursement

   Net loss                                          --               --               --               --                --
                                           ------------     ------------     ------------     ------------      ------------

Balance at June 30, 2005                     28,135,033     $      2,814     $    211,977     $     (2,771)     $    (62,842)
                                           ============     ============     ============     ============      ============

                                               Deficit
                                             Accumulated
                                             during the
                                            development
                                               stage             Total
                                           ------------      ------------
Balance at June 01, 2005 (inception)       $         --      $         --

   Issuance of shares of common stock                --                --
      to founders in exchange for
      subscriptions receivable

   Issuance of shares of common stock                --           149,178
    in exchange for services and
    expense reimbursement

   Net loss                                  (1,510,535)       (1,510,535)
                                           ------------      ------------

Balance at June 30, 2005                   $ (1,510,535)     $ (1,361,357)
                                           ============      ============

    The accompanying notes are an integral part of the financial statements.

                              REFUEL AMERICA, INC.
                         (A Development Stage Company)
                            Statement of Cash Flows
         For Period From June 1, 2005 (Inception) through June 30, 2005

Cash flows from operating activities:
    Net loss                                                                                     $(1,510,535)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
        Common stock issued for services and expense reimbursment                                    149,178
        Note payable issued for expenses paid on behalf of the Company and accrued interest          316,500
        Increase in accounts payable and accrued expenses - related parties                          705,403
        Increase in accounts payable and accrued expenses - other                                    339,454
                                                                                                 -----------

          Net cash used in operating activities                                                           --
                                                                                                 -----------

Cash flows from financing activities:

    Advance from related party                                                                            50
                                                                                                 -----------

          Net cash provided by financing activities                                                       50
                                                                                                 -----------

Net increase in cash                                                                                      50

Cash, beginning of period                                                                                 --
                                                                                                 -----------

Cash, end of period                                                                              $        50
                                                                                                 ===========

Supplemental disclosure of cash flow information: Cash paid for:
      Income taxes                                                                               $        --
                                                                                                 ===========

      Interest                                                                                   $        --
                                                                                                 ===========

Non cash investing and financing activities:

    Common stock issued for deferred equity based expenses                                       $    62,842
                                                                                                 ===========

    Common stock issued to founders for subscriptions receivable                                 $     2,771
                                                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Refuel America, Inc. (a development stage company), (the "Company") was incorporated on June 1, 2005 under the laws of the state of Delaware. The Company was formed for the purpose of developing and distributing innovative alternative fuels including biodiesel. The Company's offices are located in Charlotte, North Carolina, its only location. The Company's fiscal year end is December 31.

There have been no significant operations since inception and the Company is in the process of raising additional capital and financing for future operations.

On July 29, 2005, Bongiovi Entertainment, Inc. ("Bongiovi"), a totally inactive reporting public shell corporation, consummated a Share Exchange Agreement (the "Agreement") with Refuel America, Inc. ("Refuel") whereby all of the shareholders in Refuel had their shares converted into 28,135,033 shares of Bongiovi, or approximately 89% of the common stock of Bongiovi. As part of the reverse merger between Bongiovi and Refuel, a warrant was issued to a shareholder, with no expiration date to purchase 2,155,000 common shares of $0.001 per share. Under generally accepted accounting principles, a company whose stockholders receive over fifty percent of the stock of the surviving entity in a business combination is considered the acquirer for accounting purposes. Accordingly, the transaction will be accounted for as an acquisition of Bongiovi, the legal acquirer, and a recapitalization of Refuel, the accounting acquirer.

On August 10, 2005, to effect a name change, Bongiovi executed a merger and reorganization agreement with the sole shareholder of NewGen Technologies, Inc, a newly formed Nevada corporation. This transaction effectively changed the registrant's name from Bongiovi Entertainment, Inc. to NewGen Technologies, Inc. (NewGen).

Cash

The Company maintains its cash balances at a financial institution. Balances at the institution may at times exceed the Federal Deposit Insurance Corporation limits.

Loss per Share

Basic net income (loss) per common share is computed based on the weighted average common shares outstanding during the period. Diluted net income per common share is computed based on the weighted average common shares and common stock equivalents outstanding during the period. There were no common stock equivalents outstanding during the period from June 1, 2005 (inception) through June 30, 2005. Accordingly, a reconciliation between basic and diluted earnings per share is not presented.

Use of Estimates

The preparation of financial statements in accordance with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose the nature of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

Income Taxes

Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Fair Value of Financial Instruments

At June 30, 2005, the carrying value of the Company's financial instruments, which include cash, accounts payable, accrued expenses and notes payable, approximates their fair value due to the short-term maturity of those instruments.

Stock-based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation, which encourages but does not require companies to recognize compensation expense for stock-based awards based on their fair market value at the date of grant. SFAS No. 123 allows companies to continue to employ the intrinsic value method under APB No. 25 provided that pro-forma disclosures of net income and earnings per share under the fair value method are included in the notes to the financial statements. The required disclosures were amended in December 2002 with the issuance of SFAS No. 148, Accounting for Stock Based Compensation - Transition and Disclosure. The Company has adopted the disclosure requirements of SFAS No. 123 as amended by SFAS No. 148, but will continue to account for stock-based compensation using the intrinsic value method prescribed under APB No. 25. During the reporting period, the Company recognized $149,178 of compensation expense for shares issued during the period from June 1, 2005 (inception) through June 30, 2005. Accordingly, pro forma information regarding stock-based compensation has not been presented.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (R), "Share-Based Payment". SFAS No. 123 (R) revises SFAS No. 123, "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS No. 123 (R) focuses primarily on the accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123 (R) requires companies to recognize in the statement of operations the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). SFAS No. 123 (R) is effective as of the first interim or annual reporting period that begins after June 15, 2005 for non-small business issuers and after December 15, 2005 for small business issuers. Accordingly, the Company will adopt SFAS No. 123 (R) in its quarter ending March 31, 2006. The Company is currently evaluating the provisions of SFAS No. 123 (R) and has not yet determined the impact, if any, that SFAS No. 123 (R) will have on its financial statement presentation or disclosures.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

(2) ACCOUNTS PAYABLE

For the period from June 1, 2005 (inception) through June 30, 2005, various officers and directors of the Company agreed to defer a portion of their salaries, payable under employment agreements, and expense reimbursement until such time as adequate funds have been received by the Company. The amount deferred as of June 30, 2005 was $705,453, which is included in accounts payable and accrued expenses - related parties. Accounts payables and accrued expenses consisted of the following as of June 30, 2005:

                                    Related     Non-related
                                  ----------    ----------
            Accounts Payable      $  628,834    $  228,454
            Accrued Expenses          76,619       111,000

                                  ----------    ----------
            Total                 $  705,453    $  339,454
                                  ==========    ==========

(3) NOTE PAYABLE

For the period from June 1, 2005 (inception) through June 30, 2005, certain expenses amounting to $310,637 were paid on behalf of the Company by a shareholder. On June 30, 2005, the Company executed a promissory note with this shareholder in the amount of $316,500, which includes $5,863 in accrued interest included in the note payable. The note is due December 1, 2005 and bears interest at 10% per annum.

(4) COMMITMENTS AND CONTINGENCIES; CERTAIN TRANSACTIONS

Operating Leases

The Company leases office space under two non-cancelable operating leases, both of which expire on November 30, 2005. Rent expense for all operating leases for the period from June 1, 2005 (inception) through June 30, 2005 was $3,131. The leases are renewable every six months.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

(5) INCOME TAXES

                                                        June 30, 2005
                                                       ---------------
      Taxes at U.S. federal statutory rate of 34%      $      (513,582)
      Valuation Allowance                                      513,582
                                                       ---------------
      Tax expense (benefit)                            $            --
                                                       ===============

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at June 30, 2005 is presented below:

                                                     June 30, 2005
                                                    ---------------
      Deferred income tax assets:
              Net operating loss carryforwards      $       513,582

      Deferred income tax liabilities:                           --
                                                    ---------------
                                                            513,582
              Valuation Allowance                          (513,582)
                                                    ---------------
      Net deferred tax assets                       $            --
                                                    ===============

As of June, 30, 2005, the Company has a net operating loss carryforwards for federal income tax purposes in the amount of $1,510,535, which expire in 2025. The valuation allowance increased by $513,582 for the period ended June 30, 2005.

(6) SHAREHOLDERS' DEFICIENCY

The total number of shares of all classes of stock which the Company is authorized to issue is 100,000,000 shares of common stock, par value $ 0.0001, ("Common Stock"). The Common Stock shall be identical and shall entitle each of the holders thereof to the same rights and privileges. When dividends (if any) are declared upon the Common Stock, whether payable in cash, in property or in shares of stock of the Company, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends. Each holder of Common Stock shall be entitled to one vote per share.

In June 2005, the Company issued 27,711,000 shares of common stock to founders at a value of $0.0001 per share for total subscriptions receivable of $2,771.

In June 2005, the Company issued a total of 424,033 shares of common stock to various individuals in exchange for services rendered, future services to be rendered and expense reimbursement, at a value of $0.50 per share for a total of $212,020. Accordingly, $62,842 was for services to be rendered after June 30, 2005 and has been included in deferred equity based expenses as of June 30, 2005.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

(7) RELATED PARTY TRANSACTIONS

For the period from June 1, 2005 (inception) through June 30, 2005, the Company received various loans totaling $310,637 from one shareholder of the Company. On June 30, 2005, the Company executed a promissory note with this shareholder in the amount of $316,500, which includes $5,863 in accrued interest included in the note payable. The note is due December 1, 2005 and bears interest at 10% per annum.

For the period from June 1, 2005 (inception) through June 30, 2005, various officers and directors of the Company agreed to defer a portion of their salaries, payable under employment agreements, and expense reimbursement until such time as adequate funds have been received by the Company. The amount deferred as of June 30, 2005 was $705,403, which is included in accounts payable and accrued expenses - related parties.

On September 14, 2005, the Company entered into a two month management services agreement with Treasure Coast Capital Partners ("TCCP"), a company owned by a shareholder and officer of the Company. The agreement provides for the Company to pay $43,250 in fees.

(8) GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has a working capital deficiency of $1,361,357 and a shareholders' deficiency of $1,361,357 as of June 30, 2005 and a net loss of $1,510,535 for the period from June 1, 2005 (inception) through June 30, 2005. These matters raise substantial doubt about its ability to continue as a going concern. The Company's existence is dependent on management's ability to develop profitable operations and resolve the Company's liquidity problems.

In order to improve the Company's liquidity, management is actively pursuing additional equity and debt financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its efforts to raise additional financing.

These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(9) SUBSEQUENT EVENTS

On July 1, 2005, the Company entered into an assignment and royalty agreement with two directors and shareholders of the Company, whereby various Great Britain patent applications were assigned to the Company. According to the terms of the agreement, the Company is required to pay $250,000 at the inception of the agreement and a continuing royalty fee of the greater of $250,000 or 0.1% of the aggregate products sold per year utilizing the assigned patents during the term of the royalty agreement (indefinite until cancelled by either party) (See September 9, 2005 subsequent event item below).

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

On July 29, 2005, Bongiovi Entertainment, Inc. ("Bongiovi"), a totally inactive corporation, consummated a Share Exchange Agreement (the "Agreement") with Refuel America, Inc. ("Refuel") whereby all of the shareholders in Refuel had their shares converted into 28,135,033 shares of Bongiovi, or approximately 89% of the common stock of Bongiovi. As part of the reverse merger between Bongiovi and Refuel, a warrant was issued to a shareholder, with no expiration date to purchase 2,155,000 common shares of $0.001 per share. Under generally accepted accounting principles, a company whose stockholders receive over fifty percent of the stock of the surviving entity in a business combination is considered the acquirer for accounting purposes. Accordingly, the transaction will be accounted for as an acquisition of Bongiovi, the legal acquirer, and a recapitalization of Refuel, the accounting acquirer.

On July 29, 2005 Bongiovi entered into a management services agreement with Sarmatan Developments Ltd. (the "Consultant"), pursuant to which the Consultant would provide advice to Bongiovi in return for an aggregate fee of $200,000, $25,000 to be paid on July 31, 2005, and the remaining $175,000 due within 7 days of the closing of the first material acquisition by Bongoivi. As a result of the reverse merger transaction between Refuel and Bongiovi that closed on August 2, 2005, the $200,000 fee became due and was paid on the Company's behalf by a shareholder.

On August 10, 2005, to effect a name change, Bongiovi executed a merger and reorganization agreement with the sole shareholder of NewGen Technologies, Inc, a newly formed Nevada corporation. This transaction effectively changed the registrant's name from Bongiovi Entertainment, Inc. to NewGen Technologies, Inc. (NewGen).

On August 15, 2005, NewGen executed a promissory note with a shareholder in the amount of $215,000 for the reimbursement of the consulting fee of $200,000 noted above and legal fee of $15,000 paid on behalf of the Company. The note payable was due the earlier of receiving financing from any source equal to or in excess of $250,000 or August 26, 2005 and bore interest at 8% per annum. NewGen paid $216,086 on September 8, 2005, satisfying in full this note payable plus accrued interest.

In August 2005, NewGen initiated a private placement offering of common stock. On September 2, 2005, NewGen ceased accepting subscription agreements on this private placement offering. A total of 5,319,500 shares were issued for $2,087,750 in cash, $547,000 for settlement of liabilities owed by Refuel America, Inc. (a development stage company) and $25,000 remains a subscription receivable, all of which were issued for $0.50 per share.

On September 09, 2005 NewGen Technologies, Inc. was advised of the existence of a lawsuit that alleges two NewGen Technologies, Inc. shareholders improperly obtained technology owned by another company. While NewGen Technologies, Inc. is marketing products utilizing technology received from the two shareholders under a royalty agreement, the management of NewGen Technologies, Inc. contends that the technology is materially different than that referred to in the aforementioned lawsuit. Further, the two NewGen Technologies, Inc. shareholders have filed patent applications in the United Kingdom for protection of their technology used by NewGen Technologies, Inc. While NewGen Technologies, Inc. is not a party to the litigation, NewGen Technologies, Inc. intends to vigorously defend its right to utilize the technology and contest any attempt to interfere with its business and marketing plans.

                              REFUEL AMERICA, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2005

On September 14 2005, Refuel America, Inc. (a development stage company), entered into a two month management services agreement with Treasure Coast Capital Partners ("TCCP"), a company owned by a shareholder and officer of the Company. The agreement provides for the Company to pay $43,250 in fees.

On September 16, 2005, Refuel America, Inc. (a development stage company), entered into a joint venture agreement with a privately held entity. The agreement creates a two member limited liability company, whereby the Company and the privately held entity allocate voting rights, profits and losses 50% to each member. The purpose of the joint venture is to produce, blend, store, distribute and sell biodiesel fuel within selected geographic areas of the southeastern United States of America.